Exhibit 99.1

HEARTWARE INTERNATIONAL ANNOUNCES EXPIRATION OF

HART-SCOTT-RODINO WAITING PERIOD IN CONNECTION WITH

ACQUISITION OF VALTECH CARDIO

Framingham, Mass., November 3, 2015 – HeartWare International, Inc. (Nasdaq: HTWR), a leading innovator of less invasive, miniaturized circulatory support technologies that are revolutionizing the treatment of advanced heart failure, announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) for its acquisition of Valtech Cardio, Ltd. (“Valtech”), has expired.

The expiration of the HSR Act waiting period satisfies the closing condition related to antitrust approvals for the proposed transaction, which remains subject to approval by HeartWare’s and Valtech’s shareholders and other customary closing conditions.

This transaction was approved by the Boards of Directors of HeartWare and Valtech, with holders of more than 70% of Valtech’s shares having signed support agreements committing to the transaction. The transaction, which was announced on September 1, 2015, is expected to be consummated in early 2016.

Additional information concerning the proposed transaction is included in the preliminary proxy statement/prospectus, which was filed with the Securities and Exchange Commission (SEC) on October 16, 2015 and can be accessed on the SEC’s website at http://www.sec.gov/HWGlobal.

The HSR Act is a U.S. regulatory provision that requires parties to submit a detailed filing of a proposed merger or acquisition with the U.S. Federal Trade Commission and Department of Justice. The agencies then require a waiting period while they review the filing to determine that the transaction will not adversely affect U.S. commerce under the antitrust laws.

About Valtech Cardio

Valtech Cardio, Ltd., founded in 2005, is a privately held company specializing in the development of devices for mitral and tricuspid valve repair and replacement. Valtech Cardio has full, in-house development, manufacturing, and clinical research capabilities, and over 130 patents and patent applications. The company, comprised of multidisciplinary development teams, works in close collaboration with world-renowned heart specialists to provide the best possible therapy for mitral patients. Funded in part from investments made by HeartWare International, Inc. (Nasdaq: HTWR) and other private investors, Valtech Cardio is headquartered in Or Yehuda, Israel. For more information, visit the company’s website: www.valtechcardio.com.

About HeartWare International

HeartWare International develops and manufactures miniaturized implantable heart pumps, or ventricular assist devices, to treat patients suffering from advanced heart failure. The HeartWare® Ventricular Assist System features the HVAD® pump, a small full-support circulatory assist device designed to be implanted next to the heart, avoiding the abdominal surgery generally required to implant competing devices. The

HeartWare System is approved in the United States for the intended use as a bridge to cardiac transplantation in patients who are at risk of death from refractory end-stage left ventricular heart failure, has received CE Marking in the European Union and has been used to treat patients in 47 countries. The device is also currently the subject of a U.S. clinical trial for destination therapy. For additional information, please visit www.heartware.com.

HEARTWARE, HVAD, MVAD, PAL, SYNERGY, CIRCULITE and HeartWare logos are trademarks of HeartWare, Inc. or its affiliates. VALTECH, CARDIOBAND, CARDINAL, CARDIOVALVE, V-CHORDAL and Valtech logos are trademarks of Valtech Cardio, Ltd.

Participants in the Solicitation

HeartWare, Valtech and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition of Valtech Cardio, Ltd. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015. This document is available free of charge at the SEC’s website at www.sec.gov or by going to HeartWare’s Investors page on its corporate website at www.heartware.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of HeartWare stockholders or Valtech shareholders generally, will be set forth in a proxy statement/prospectus when it is filed with the SEC.

Additional Information and Where To Find It

In connection with the proposed Transactions, HW Global, Inc. (“Holdco”), has filed a Registration Statement on Form S-4 that contains a preliminary proxy statement/prospectus, which is not yet final and will be amended. Holdco intends to file a final prospectus and other relevant materials and HeartWare intends to file a definitive proxy statement and other relevant materials with the SEC in connection with the proposed Transactions. Investors and security holders of HeartWare and Valtech are urged to read these materials when they become available because they will contain important information about HeartWare, Valtech and the Transactions. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Holdco or HeartWare with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Holdco or HeartWare by directing a written request to HeartWare’s investor relations department at HeartWare International, Inc., 500 Old Connecticut Path, Framingham, MA 01701, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Transactions.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This announcement contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation our expectations with respect to the: commercialization of the HeartWare HVAD System and introduction of the MVAD System; timing, progress and outcomes of clinical trials; regulatory and quality compliance; research and development activities; consummation of our proposed acquisition of Valtech and our ability to take advantage of acquired and pipeline technology. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the Securities and Exchange Commission. HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A. “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. HeartWare may update risk factors from time to time in Part II, Item 1A. “Risk Factors” in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings with the Securities and Exchange Commission.

Contact:

Christopher Taylor

HeartWare International, Inc.

Email: ctaylor@heartware.com

Phone: +1 (508) 739 0864

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